UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported):      October 30, 2015

AdCare Health Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1145 Hembree Road Roswell, Georgia 30076
(Address of Principal Executive Offices)

(678) 869-5116
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets
Overview
As previously disclosed, a wholly owned subsidiary of the Company (the “Highlands Sublessor”) entered into a sublease agreement on July 17, 2015, pursuant to which the Highlands Sublessor will lease one skilled nursing facility located in Arkansas to an affiliate of Aria Health Group, LLC (the “Highlands Sublessee”). Affiliates of the Company and Aria Health Group, LLC had entered into a sublease agreement, dated January 16, 2015, for the same facility but it was mutually terminated on April 30, 2015. The sublease agreement dated July 17, 2015 became effective on November 1, 2015, and the operations of the facility were transferred to the Highlands Sublessee on such date.
The facility for which the sublease agreement became effective on November 1, 2015 is as follows:

•	River Valley Health and Rehabilitation Center, a 129-bed skilled nursing facility located in Fort Smith, Arkansas.

The Highlands Sublessee is part of an affiliated group of eight additional entities for which the Company has entered into separate sublease agreements with affiliates of Aria Health Group, LLC. For a description of these arrangements, see: (i) “Notes to Consolidated Financial Statements (unaudited) - Note 7. Leases - Arkansas Leases” included in “Item 1. Financial Information” of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015; and (ii) the Company’s Current Report on Form 8-K filed with the Commission on May 6, 2015, which description is incorporated herein by reference.

The sublease agreement pertaining to the River Valley Health and Rehabilitation Center is in addition to several other sublease agreements which became effective on April 1, 2015, May 1, 2015, June 1, 2015, July 1, 2015, August 1, 2015, and September 30, 2015. See the Company’s Current Reports on Form 8-K filed on April 7, 2015, May 6, 2015, June 5, 2015, July 7, 2015, August 5, 2015, and October 6, 2015, respectively, for a description of these other sublease agreements. On a cumulative basis, the Company has entered into 23 sublease agreements (the "Cumulative Subleases") which are currently effective and under which operations of the applicable facilities have been transferred to third-party operators.
River Valley Sublease Agreement
The sublease agreement is structured as triple net lease wherein the Highlands Sublessee is responsible for the day-to-day operation, ongoing maintenance, taxes and insurance for the duration of the sublease. The initial term of the sublease agreement will expire on April 30, 2030 and may be renewed once, upon the exercise of the Highlands Sublessee’s option assuming the satisfaction of certain conditions, for an additional five year period. The annual rent under the sublease agreement in the first year will be approximately $0.5 million, and the annual rent will escalate as follows: (i) in year two to approximately $0.6 million; (ii) by 102% of the immediately preceding year’s base rent in year three; (iii) by 103% of the immediately preceding year’s base rent in years four through six; and (iv) by 103.5% of the immediately preceding year’s base rent in years seven through fifteen. In connection with the sublease agreement, the current licensed operator of the facility, a wholly-owned subsidiary of the Highlands Sublessor, and the Highlands Sublessee also entered into an operations transfer agreement with respect to the facility, containing customary terms and conditions relating to the transfer of operations thereof.
Companions Specialized Care
As previously disclosed, on April 29, 2015, a wholly-owned subsidiary of the Company (the "Companions Seller") entered into an asset purchase agreement (the “Companions Sale Agreement”) with Gracewood Manor, LLC, an Oklahoma limited liability company (the “Companions Purchaser”), to sell Companions Specialized Care, a 102-bed skilled nursing facility located in Tulsa, Oklahoma ("Companions"). The Companions Sale Agreement was amended on May 19, 2015 and on September 30, 2015, to extend the closing date from July 1, 2015 to October 1, 2015, and from October 1, 2015 to October 31, 2015, respectively. In connection with entering into the Companions Sale Agreement, the Companions Seller and Companions Purchaser entered into an operations transfer agreement to transfer the operations of Companions concurrent with the closing of the asset purchase agreement.

On October 30, 2015, the Company completed the sale of Companions for $3.5 million less customary closing and certain real property apportionments. Proceeds from the sale were used to repay certain mortgage indebtedness and for working capital purposes. Concurrent with the closing of the sale, the operations of Companions were transferred to the Companions Purchaser.

Item 9.01	Financial Statements and Exhibits

(b)
Pro Forma Financial Information. Unaudited pro forma condensed consolidated financial statements of the Company to give effect to the Cumulative Subleases and sale of Companions filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2015

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2015

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2014

(d)    Exhibits

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of AdCare Health Systems, Inc. as of June 30, 2015, for the six months ended June 30, 2015, and for the year ended December 31, 2014.

99.2	Sublease Agreement, dated July 17, 2015, by and among Valley River Property Holdings, LLC, Valley River Nursing, LLC and Highlands of Fort Smith, LLC (incorporated by reference to

Exhibit 10.109 of the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2015).

99.3	First Amendment to Sublease Agreement, dated October 6, 2015, by and among Valley River Property Holdings, LLC, Valley River Nursing, LLC and Highlands of Fort Smith, LLC.

99.4
Asset Purchase Agreement, dated March 17, 2015, by and between CSCC Property Holdings, LLC, and Gracewood Manor, LLC (incorporated by reference to Exhibit 10.401 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2014).

99.5
First Amendment to Asset Purchase Agreement, dated May 19, 2015, by and between CSCC Property Holdings, LLC, and Gracewood Manor, LLC (incorporated by reference to Exhibit 2.2 of the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2015).

99.6	Second Amendment to Asset Purchase Agreement, dated September 30, 2015, by and between CSCC Property Holdings, LLC, and Gracewood Manor, LLC.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2015	ADCARE HEALTH SYSTEMS, INC.

/s/ Allan J. Rimland
Allan J. Rimland
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description	Method of Filing

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of AdCare Health Systems, Inc. as of June 30, 2015, for the six months ended June 30, 2015, and for the year ended December 31, 2014	Filed herewith

99.2	Sublease Agreement, dated July 17, 2015, by and among Valley River Property Holdings, LLC, Valley River Nursing, LLC and Highlands of Fort Smith, LLC	Incorporated by reference to Exhibit 10.109 of the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2015

99.3	First Amendment to Sublease Agreement, dated October 6, 2015, by and among Valley River Property Holdings, LLC, Valley River Nursing, LLC and Highlands of Fort Smith, LLC	Filed herewith

99.4	Asset Purchase Agreement, dated March 17, 2015, by and between CSCC Property Holdings, LLC, and Gracewood Manor, LLC	Incorporated by reference to Exhibit 10.401 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2014

99.5	First Amendment to Asset Purchase Agreement, dated May 19, 2015, by and between CSCC Property Holdings, LLC, and Gracewood Manor, LLC	Incorporated by reference to Exhibit 2.2 of the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2015

99.6	Second Amendment to Asset Purchase Agreement, dated September 30, 2015, by and between CSCC Property Holdings, LLC, and Gracewood Manor, LLC.	Filed herewith